Exhibit 99.2

Investor Presentation January 2025 | Nasdaq: COLL Healthier people. Stronger communities.

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 . We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward - looking statements . Examples of forward - looking statements contained in this presentation include, among others, statements related to our full - year 2024 and 2025 financial guidance, including projected product revenue, adjusted operating expenses and adjusted EBITDA, current and future market opportunities for our products and our assumptions related thereto, expectations (financial or otherwise) and intentions, and other statements that are not historical facts . Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations, including risks relating to, among others : unknown liabilities ; risks related to future opportunities and plans for our products, including uncertainty of the expected financial performance of such products ; our ability to commercialize and grow sales of our products ; our ability to successfully integrate the operations of Ironshore Therapeutics, Inc . (“Ironshore”) into our organization, and realize the anticipated benefits associated with the acquisition ; our ability to manage our relationships with licensors ; the success of competing products that are or become available ; our ability to maintain regulatory approval of our products, and any related restrictions, limitations, and/or warnings in the label of our products ; the size of the markets for our products, and our ability to service those markets ; our ability to obtain reimbursement and third - party payor contracts for our products ; the rate and degree of market acceptance of our products ; the costs of commercialization activities, including marketing, sales and distribution ; changing market conditions for our products ; the outcome of any patent infringement or other litigation that may be brought by or against us ; the outcome of any governmental investigation related to our business ; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory ; our ability to obtain funding for our operations and business development ; regulatory developments in the U . S .; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products ; our ability to comply with stringent U . S . and foreign government regulation in the manufacture of pharmaceutical products, including U . S . Drug Enforcement Agency, or DEA, compliance ; our customer concentration ; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing . These and other risks are described under the heading "Risk Factors" in our Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q and other filings with the SEC . Any forward - looking statements that we make in this presentation speak only as of the date of this presentation . We assume no obligation to update our forward - looking statements whether as a result of new information, future events or otherwise, after the date of this presentation . Non - GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we have included information about certain non - GAAP financial measures . We believe the presentation of these non - GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide analysts, investors, lenders, and other third parties with insights into how we evaluate normal operational activities, including our ability to generate cash from operations, on a comparable year - over - year basis and manage our budgeting and forecasting . In addition, certain non - GAAP financial measures, primarily Adjusted EBITDA, are used to measure performance when determining components of annual compensation for substantially all non - sales force employees, including senior management . In this presentation, we discuss the following financial measures that are not calculated in accordance with GAAP, to supplement our consolidated financial statements presented on a GAAP basis . Adjusted EBITDA Adjusted EBITDA is a non - GAAP financial measure that represents GAAP net income or loss adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock - based compensation, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations . Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies . There are several limitations related to the use of adjusted EBITDA rather than net income or loss, which is the nearest GAAP equivalent, such as : • adjusted EBITDA excludes depreciation and amortization, and, although these are non - cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA ; • adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs ; • adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes ; • adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments ; • we exclude stock - based compensation expense from adjusted EBITDA although : ( i ) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy ; and (ii) if we did not pay out a portion of our compensation in the form of stock - based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position ; • we exclude impairment expenses from adjusted EBITDA and, although these are non - cash expenses, the asset(s) being impaired may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA ; • we exclude restructuring expenses from adjusted EBITDA . Restructuring expenses primarily include employee severance and contract termination costs that are not related to acquisitions . The amount and/or frequency of these restructuring expenses are not part of our underlying business ; • we exclude litigation settlements from adjusted EBITDA, as well as any applicable income items or credit adjustments due to subsequent changes in estimates . This does not include our legal fees to defend claims, which are expensed as incurred ; • we exclude acquisition related expenses as the amount and/or frequency of these expenses are not part of our underlying business . Acquisition related expenses include transaction costs, which primarily consisted of financial advisory, banking, legal, and regulatory fees, and other consulting fees, incurred to complete the acquisition, employee - related expenses (severance cost and benefits) for terminated employees after the acquisition, and miscellaneous other acquisition related expenses incurred ; • we exclude recognition of the step - up basis in inventory from acquisitions (i . e . , the adjustment to record inventory from historic cost to fair value at acquisition) as the adjustment does not reflect the ongoing expense associated with sale of our products as part of our underlying business ; • we exclude losses on extinguishments of debt as these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis ; and • we exclude other expenses, from time to time, that are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis . Adjusted Operating Expenses Adjusted operating expenses is a non - GAAP financial measure that represents GAAP operating expenses adjusted to exclude stock - based compensation expense, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations . Reconciliations of adjusted EBITDA and adjusted operating expenses to the most directly comparable GAAP financial measures are included in this presentation . The Company has not provided a reconciliation of its full - year 2024 and 2025 guidance for adjusted EBITDA or adjusted operating expenses to the most directly comparable forward - looking GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10 (e)(1)( i )(B) of Regulation S - K, because the Company is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation, including, but not limited to, stock - based compensation expense, acquisition related expense and litigation settlements . These items are uncertain and depend on various factors that are outside of the Company’s control or cannot be reasonably predicted . While the Company is unable to address the probable significance of these items, they could have a material impact on GAAP net income and operating expenses for the guidance period . A reconciliation of adjusted EBITDA or adjusted operating expenses would imply a degree of precision and certainty as to these future items that does not exist and could be confusing to investors .

Building a Leading, Diversified Biopharmaceutical Company

Successful Track Record in Building a Leading, Diversified Biopharmaceutical Company

Strong Commercial Execution

Product Revenues, Net



+31% CAGR
$277M1
$464M2
$567M2
$628M3
2021
2022
2023
2024E

Robust Financial Results

Adjusted EBITDA[4]



+50% CAGR
$118M1
$266M2
$367M2
$400M3
2021
2022
2023
2024E

Strategic Capital Deployment

$1.6B
Invested in business development to date[5]

$197M
Share repurchases conducted since inception[6]

1. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 23, 2023. 2. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 22, 2024. 3. This financial data was provided by Collegium in its press release filed with the SEC on November 7, 2024, and represents the mid-point of 2024 financial guidance ranges. 4. Represents a non-GAAP financial measure. Refer to "Non-GAAP Financial Measures" on slide 2. 5. Represents the sum of the purchase price consideration paid for the Nucynta Acquisition in 2020, the BDSI Acquisition in 2022, and the upfront cash paid to complete the Ironshore acquisition in 2024 as disclosed on Annual Report on Form 10-K filed with the SEC on February 25, 2021, Annual Report on Form 10-K filed with the SEC on February 23, 2023, and Form 8-K filed with the SEC on September 4, 2024, respectively. 6. This financial data was provided by Collegium in its Form 10-Q filed with the SEC on November 7, 2024 and in its Form 8-K filed with the SEC on January 8, 2025.

Collegium PHARMACEUTICAL

4

DRIVE SIGNIFICANT Jornay PM ® Growth • Invest in Jornay PM to support near - term growth and create significant momentum in 2026 and beyond • Raise awareness in patients and caregivers to drive prescription growth • Expand commercial presence in neuropsychiatry 5 Next Phase of Growth – Building on a Successful Strategy STRATEGICALLY Deploy Capital • Expand commercial portfolio through disciplined business development • Rapidly pay down debt and opportunistically repurchase shares MAXIMIZE Pain Portfolio • Maximize and enhance durability of pain portfolio • Generate durable operating cash flow from pain portfolio

2025 Financial Guidance Reflects Strong Top - and Bottom - Line Growth 1. Represents a n on - GAAP financial measure. Refer to “Non - GAAP Financial Measures” on slide 2. 2. This financial data was provided by Collegium in its press release filed with the SEC on January 8, 2025. 3. This financial data is calculated based on data provided by Collegium in its press release filed with the SEC on November 7 , 2024, and January 8, 2025. and represents the percent change of the mid - point of 2025 financial guidance ranges compared to the midpoint of 2024 financial guidance ranges . 6 YoY Change 3 Guidance Range 2 +18% $735 – 750M Product Revenues, Net +11% $435 – 450M Adjusted EBITDA 1 +48% $220 – 230M Adjusted Operating Expenses 1 • Revenue growth expected to be driven by >$135M in Jornay PM net revenue in 2025 and durable pain portfolio performance • Continued adjusted EBITDA growth to generate operating cash flows • Increase in adjusted operating expenses reflects investments into Jornay PM salesforce and marketing to support near - term growth and create significant momentum in 2026 and beyond • Jornay PM investment impact on adjusted EBITDA margin is expected to improve beginning in 2026

Expanding into Neuropsychiatry with Jornay PM

8 Expansion into Neuropsychiatry Offers Compelling Opportunity in Large and Growing Attention Deficit Hyperactivity Disorder (ADHD) Market Growing Total ADHD Prescriptions 3 ADHD Prevalence 1 ~6.5M Pediatric and Adolescents ~15.5M Adults ~20K HCPs writing 1/3 of long - acting stimulant prescriptions 4 Methylphenidate Patient Mix Skewed Toward Pediatric & Adolescents 2 Pediatrics/ Adolescents 43% Psychiatry 40% PCP 10% Other 7% Top HCP Specialties 5 2019 2020 2021 2022 2023 Stimulants: Amphetamine Stimulants: Methylphenidate Non-Stimulants 1. Danielson et al. 2024; Staley et al. 2024. 2. IQVIA NPA Extended Insights, MAT Nov 2024. 3. IQVIA NPA. 4. ZS Associates, Jornay PM GtM Strategy Project, 2024. 5. Represents LA Stimulant Prescriber Count by Specialty; IQVIA Xponent 2024. 75.5M 76.1M 82.6M 90.3M 93.4M ~70% Pediatric and Adolescents ~30% Adults Concentrated Prescriber Base

9 Highly Differentiated Product in the ADHD Market • Highly differentiated central nervous system (CNS) stimulant prescription medicine for the treatment of ADHD in people six years of age and older in the U.S. • Only stimulant ADHD medication with convenient evening dosing , and predictable onset upon awakening , eliminating need to dose in the morning and wait for onset of action • Smooth symptom control throughout the day , eliminating need for immediate release component and reducing need for short - acting stimulant add - on • Sustained absorption in colon that allows for flexible, dose - dependent duration of effect MOST SIGNIFICANT ADHD CHALLENGE is all - day symptom control without the need for a short - acting stimulant add - on MORNING SYMPTOM CONTROL cited as a top product benefit 1. ADHD Long - Acting Stimulant Market ATU2 Q4, 2023. HCPs’ Perspective 1

11,400 14,100 July 2024 November 2024 10 Jornay PM Generated Significant Growth in 2024 Marked by an Acceleration Under Collegium’s Ownership STRONG AND GROWING PRESCRIBER BASE 2 ACCELERATION IN AVERAGE WEEKLY PRESCRIPTIONS DURING “BACK - TO - SCHOOL” SEASON 3 15.7K 17.0K 18.1K 19.3K 20.7K 21.4K 22.6K Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 +25% +24% 1. IQVIA NPA through September 2024. 2. IQVIA Xponent through September 2024; approximate quarterly prescriber counts. 3. IQVIA RAPID through November 22, 2024. +31.2% Year - over - year growth in Q3’24 YTD SIGNIFICANT GROWTH IN JORNAY PM PRESCRIPTIONS 1 With Collegium resources and investment, Jornay PM is poised for significant growth in the ADHD market 37K 144K 207K 309K 487K 2019 2020 2021 2022 2023 +49% +58%

Jornay PM Recognized for Symptom Control by HCPS: 11 Jornay PM: Strong Brand Fundamentals from HCP’s Perspective 1 1. ADHD Long - Acting Stimulant Market ATU2 Q4, 2023. Jornay PM Considered Highly Favorable and Patient/Caregiver Requests Influence Prescribing # 1 recognized branded ADHD medication for achieving all - day symptom control with one dose # 1 recognized branded ADHD medication for controlling after school/work and evening symptoms # 1 highest rated branded ADHD medication in terms of product favorability Patient/Caregiver request is a top influencer of trial by HCP

12 Investing in Jornay PM to Drive Revenue Growth Increase Awareness and Adoption with Expanded Set of Prescribers • Expand and optimize salesforce to cover full market opportunity • Leverage non - personal promotion to increase awareness and use of Jornay PM Raise Caregiver and Patient Awareness to Drive HCP Request • Initiate digital marketing and social media strategies to target caregivers and patients • Develop and launch new patient support resources >$100M >$135M 2024E 2025E JORNAY PM NEAR - TERM REVENUE EXPECTATIONS COMMERCIAL PRIORITIES FOCUSED ON GROWTH 2025 investments into Jornay PM expected to support near - term growth and create significant momentum in 2026 and beyond

The Leader in Responsible Pain Management

14 Well Positioned to Maximize and Enhance Durability of Pain Portfolio $103.7M $138.8M $177.4M 2021 2022 2023 $128.9M $139.9M 3Q23 YTD 3Q24 YTD +9% $148.2M 1 $153.0M 2 $182.1M 2021 2022 2023 $132.8M $156.1M 3Q23 YTD 3Q24 YTD +18% +3% +19% +34% +28% 1. This financial data was provided by BioDelivery Sciences International, Inc. in its Annual Report on Form 10 - K filed with the SEC on March 9, 2022 2. Collegium acquired Belbuca ® as part of the BDSI acquisition on March 22, 2022. Represents proforma Belbuca net revenue. 3. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q4 2022. # 1 highest rated branded ER opioid in terms of product differentiation and favorability 74 % of surveyed target HCPs plan to increase prescribing STRONG BRAND FUNDAMENTALS 3 # 1 highest rated ER oxycodone in terms of product differentiation and favorability 48 % of surveyed target HCPs plan to increase prescribing, while 60% plan to decrease prescribing of OxyContin SUCCESSFUL COMMERCIAL EXECUTION RESULTING IN SIGNIFICANT NET REVENUE GROWTH

$173.2M $184.5M $190.8M 2021 2022 2023 Product Revenues, Net Nucynta Franchise net revenue All other net product revenue 15 Nucynta Franchise: Robust Revenue Contributor in 2025 and Beyond Durable Revenue Contributor Improved Outlook for 2025 and Beyond Recent Grünenthal Settlement with Teva results in no anticipated generic entry for Nucynta ® ER prior to July 2027 Authorized Generic agreement with Hikma Pharmaceuticals positions Collegium to compete effectively in the event of generic entrants in 2027 and beyond, while providing >80% royalties when there are no generic entrants January 2027 July 2027 June 2025 June 2025

Strong Track Record of Execution and Delivering on Financial Commitments

17 Track Record of Strong Top - and Bottom - Line Growth GROW LEVERAGE EXPAND 1. This financial data was provided by Collegium in its Annual Report on Form 10 - K filed with the SEC on February 23, 2023. 2. This financial data was provided by Collegium in its Annual Report on Form 10 - K filed with the SEC on February 22, 2024. 3. This financial data was provided by Collegium in its press release filed with the SEC on November 7, 2024, and represents the mid - point of 2024 financial guidance ranges. 4. This financial data was provided by Collegium in its press release filed with the SEC on January 8, 2025, and represents the mid - point of 2025 financial guidance ranges. 5. Represents a non - GAAP financial measure. Refer to “Non - GAAP Financial Measures” on slide 2. $277M 1 $464M 2 $567M 2 $628M 3 $743M 4 2021 2022 2023 2024E 2025E Product Revenues, Net $101M 1 $122M 2 $124M 2 $153M 3 $225M 4 2021 2022 2023 2024E 2025E Adjusted Operating Expenses 5 $118M 1 $266M 2 $367M 2 $400M 3 $443M 4 2021 2022 2023 2024E 2025E Adjusted EBITDA 5

$120M 3Q24 YTD p 18 Robust Operating Cash Flow Generation from Pain Portfolio 2019 Through Third Quarter 2024 1. This financial data was provided by Collegium in its Annual Reports on Form 10 - K filed with the SEC on February 25, 2021; Feb ruary 24, 2022; February 23, 2023; and February 22, 2024, and in its Form 10 - Q filed with the SEC on November 7, 2024. 2. Period end cash and marketable securities excludes restricted ca sh. 3. Represents the upfront cash paid to complete the acquisition of Ironshore as disclosed on Form 8 - K filed with the SEC on September 4, 2024. 4. Represents operating cash with $60.9M of Ironshore liabilities that were paid off at close but are not included in the accounting “Purchase Price” of Ironshore and $15.4M of acquisition related expenses added back. $28M $94M $104M $124M $275M 2019 2020 2021 2022 2023 Cash Flows from Operating A ctivities 1 $311M $174M $186M $174M $170M Period End Cash and Marketable Securities 2 February 2020 Acquisitions Purchase Price Consideration March 2022 September 2024 $373M $669M $525M 3 $196M 4 $76M of Ironshore acquisition related liabilities and costs that were excluded from operating cash $120M

Disciplined Capital Deployment

Track Record of Successful Business Development Drives Top- and Bottom-Line Growth

$1.6B Invested in Acquisitions[1]

NUCYNTA (tapentadol) TABLETS CII | NUCYNTA ER (tapentadol) EXTENDED-RELEASE TABLETS CII

Nucynta Franchise (February 2020)

biodelivery SCIENCES | BELBUCA CIII (buprenorphine) Buccal Film

BDSI (March 2022)

IRONSHORE PHARMACEUTICALS | Jornay PM CII methylphenidate HCl extended-release capsules

Ironshore Therapeutics (September 2024)

Impact of Accretive Acquisitions



Product Revenues, Net
$277M[2]
$173M
$104M
$464M[3]
$325M
$139M
$567M[3]
$390M
$177M
$628M[4]
$743M[4]
2021
2022
2023
2024E
2025E
Revenue – organic[5]
Revenue – acquisition[6]



Adjusted EBITDA[7]
$118M[2]
$266M[3]
$367M[3]
$400M[4]
$443M[4]
2021
2022
2023
2024E
2025E

1. Represents the sum of the purchase price consideration paid for the Nucynta Acquisition in 2020, the BDSI Acquisition in 2022, and the upfront cash paid to complete the Ironshore acquisition in 2024 as disclosed on Annual Report on Form 10-K filed with the SEC on February 25, 2021, Annual Report on Form 10-K filed with the SEC on February 23, 2023, and Form 8-K filed with the SEC on September 4, 2024, respectively. 2. This financial data was provided by Collegium on Form 10-K filed with the SEC on February 23, 2023. 3. This financial data was provided by Collegium on Form 10-K filed with the SEC on February 22, 2024. 4. Represents the midpoint of 2024 and 2025 guidance ranges provided by Collegium on Form 8-K filed with the SEC on November 7, 2024, and January 8, 2025, respectively. 5. Represents Xtampza® ER product revenues. 6. Represents Nucynta®, Nucynta ER, Belbuca, Symproic®, and Other product revenues. 7. Represents a non-GAAP financial measure. Refer to "Non-GAAP Financial Measures" on slide 2.

Collegium PHARMACEUTICAL
20

2021 2022 2023 2024 YTD ASR program Open market share repurchases 21 Opportunistic Share Repurchases Deliver Value to Shareholders 1 1. This financial data is calculated from data provided by Collegium in its Form 8 - K filed with the SEC on January 8, 2025, Form 10 - Q filed with the SEC on November 7, 2024 and Annual Report on Form 10 - K filed with the SEC on February 22, 2024. $43M $19M $75M $25M ASR $50M ASR $25M ASR Repurchased 8.2M shares at average price of $24.00 Board Authorized $150M Share Repurchase Program Through Q2’25 Average Repurchase Price Returned $197M to Shareholders from 2021 to 2024 YTD 2021 - $19.93 2022 - $17.57 2023 - $24.29 2024 - $31.88 $35M ASR $60M

22 Balance Sheet Strength and Flexibility Driven by Disciplined Debt Management 1. Represents period en d figures. This financial data was provided by Collegium on Form 10 - K filed with the SEC on February 24, 2022, February 23, 2023 , and February 22, 2024. 2024 estimates are based on scheduled debt calculated from data provided by Collegium on Form 10 - Q file d with the SEC on November 7, 2024. 2. Details regarding the Pharmakon term - loan debt amortization schedule were provided by Collegium on Form 8 - K filed with the SEC o n July 29, 2024. 3. Adjusted EBITDA is a non - GAAP financial measure. Refer to “Non - GAAP Financial Measures” on slide 2. 2024 net debt/adjusted EBITD A is calculated based on Collegium’s forecast of net debt at year - end 2024, compared to the mid - point of the 2024 guidance ranges provided by Collegium in its press release filed with the SEC on November 7, 2024. This financial data assumes no additional debt is incurred. 0.6x 2.0x 1.0x 2.0x - 0.5 1.0 1.5 2.0 2.5 0 100 200 300 400 500 600 700 800 900 1000 2021 2022 2023 2024E Principal Debt and Net Leverage 1 $241.5M $267.9M $143.8M $143.8M Convertible notes $645.8M $412.5M $575.0M $112.5M Term loan Net debt to adjusted EBITDA 2,3 • $645.8M five - year term loan with Pharmakon used to fund $325.0M of Ironshore acquisition and $320.8M used to replace prior Pharmakon term loan • Favorable terms that reduce interest rate on existing debt by 300 basis points , longer term, lower amortization and increased prepayment flexibility • Reduced interest rate on new loan expected to keep interest expense stable for the next 12 months • Expect net leverage to be less than 2x at year - end based on estimated 2024 pro forma combined adjusted EBITDA 2,3 2024 Pharmakon Term Loan

Strong IP Management

Patent Protected Commercial Portfolio



...2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
...2037
Growth Drivers
Xtampza ER (oxycodone) extended-release capsules
September 2033
2036
Belbuca (buprenorphine) Buccal Film
January 2027
2032
Jornay PM methylphenidate HCl extended-release capsules
March 2032
Contributors
NUCYNTA (tapentadol) TABLETS
January 2027
NUCYNTA ER (tapentadol) extended-release tablets
July 2027
2028
Symproic (naldemedine) tablets 0.2mg
May 2033
Projected exclusivity
Latest patent expiry

Teva currently is the **only** generic manufacturer that has resolved legal challenges to its Xtampza ER and Belbuca ANDAs.
Teva does not have tentative or final approval for **either** ANDA and has **waived** its first filer exclusivity with respect to Belbuca.

Reflects (i) for Xtampza ER, the September 2033 entry date set forth in Collegium's settlement agreement with Teva; (ii) for Belbuca, the January 2027 entry date set forth in BDSI's settlement agreement with Teva; (iii) for Jornay PM, which does not have any ANDA filers yet, the March 2032 expiry of its Orange Book-listed patents; (iv)for the Nucynta Franchise, the New Patient Population exclusivity granted to Nucynta, the pediatric exclusivity granted to the Franchise, and based on the 2024 settlement between Grunenthal and Teva for an entry date in July 2027, the regulatory status of other filers, the Authorized Generic agreement with Hikma, and the judgment upholding its Orange-Book listed patents, the July 2027 projected exclusivity termination and 2028 expiries of the last Orange Book-listed patents for Nucynta ER; and (v) for Symproic, which does not have any ANDA filers yet, the November 2031 expiry of its Orange Book-listed patents.

Collegium PHARMACEUTICAL

24

Summary

2025 and Beyond: Jornay PM Leading Collegium’s Next Phase of Growth 26 Creating value for shareholders by: Growing revenue Increasing profitability Generating strong cash flows Strategically deploying capital STRATEGICALLY Deploy capital in a disciplined manner: • Expand commercial portfolio through disciplined business development • Rapidly pay down debt and opportunistically repurchase shares EXECUTE ON Commercial portfolio growth: • Drive significant Jornay PM growth • Maximize the pain portfolio

Important Safety Information

Important Safety Information about Jornay PM (methylphenidate HCl extended-release capsules)

JORNAY PM (methylphenidate HCl extended-release capsules)

WARNING: ABUSE, MISUSE, AND ADDICTION

JORNAY PM has a high potential for abuse and misuse, which can lead to the development of a substance use disorder, including addiction. Misuse and abuse of CNS stimulants, including JORNAY PM, can result in overdose and death, and this risk is increased with higher doses or unapproved methods of administration, such as snorting or injection.

Before prescribing JORNAY PM, assess each patient's risk for abuse, misuse, and addiction. Educate patients and their families about these risks, proper storage of the drug, and proper disposal of any unused drug. Throughout JORNAY PM treatment, reassess each patient's risk of abuse, misuse, and addiction and frequently monitor for signs and symptoms of abuse, misuse and addiction.

CONTRAINDICATIONS

- Known hypersensitivity to methylphenidate or other components of JORNAY PM. Hypersensitivity reactions such as angioedema and anaphylactic reactions have been reported in patients treated with methylphenidate products.
- Concurrent treatment with a monoamine oxidase inhibitor (MAOI), or use of an MAOI within the preceding 14 days because of the risk of hypertensive crisis.

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at https://ironshorepharma.com/jornay-pm-label.

Collegium PHARMACEUTICAL

28

Important Safety Information about Jornay PM (methylphenidate HCI extended-release capsules)

JORNAY PM (methylphenidate HCI extended-release capsules)

WARNINGS AND PRECAUTIONS

JORNAY PM can cause serious adverse reactions and patients should be monitored for the following:

- Risks to Patients with Serious Cardiac Disease: Sudden death has been reported in patients with structural cardiac abnormalities or other serious cardiac disease who were treated with CNS stimulants at the recommended ADHD dosage. Avoid use in patients with known structural cardiac abnormalities, cardiomyopathy, serious cardiac arrhythmia, coronary artery disease, or other serious cardiac disease.
- Increased Blood Pressure and Heart Rate.
- Psychiatric Adverse Reactions: Including exacerbation of behavior disturbance and thought disorder in patients with a pre-existing psychotic disorder, induction of a manic episode in patients with bipolar disorder, and new psychotic or manic symptoms. Prior to initiating treatment, screen patients for risk factors for psychiatric adverse reactions. If such symptoms occur, consider discontinuing JORNAY PM.
- Priapism: Patients should seek immediate medical attention.
- Peripheral Vasculopathy, including Raynaud's Phenomenon: Observe patients for digital changes during treatment.
- Weight Loss and Long-Term Suppression of Growth in Pediatric Patients: Monitor height and weight.
- Increased Intraocular Pressure (IOP) and Glaucoma: Patients at risk for acute angle closure glaucoma should be evaluated by an ophthalmologist. Closely monitor patients with a history of abnormally increased IOP or open angle glaucoma.
- Onset or Exacerbation of Motor and Verbal Tics, and Worsening of Tourette's Syndrome.

ADVERSE REACTIONS

- The most common (≥5% and twice the rate of placebo) adverse reactions with methylphenidate are decreased appetite, insomnia, nausea, vomiting, dyspepsia, abdominal pain, decreased weight, anxiety, dizziness, irritability, affect lability, tachycardia, and increased blood pressure.
- Additional adverse reactions (≥5% and twice the rate of placebo) in JORNAY PM-treated pediatric patients 6 to 12 years are headache, psychomotor hyperactivity, and mood swings.

DRUG INTERACTIONS

- Antihypertensive drugs: Monitor blood pressure data. Adjust dosage of antihypertensive drug as needed.

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at https://ironshorepharma.com/jornay-pm-label.

Collegium PHARMACEUTICAL

29

Important Safety Information about XTAMPZA ER (oxycodone) extended-release capsules

XTAMPZA ER (Oxycodone) extended-release capsules

WARNING: SERIOUS AND LIFE-THREATENING RISKS FROM USE OF XTAMPZA ER

Addiction, Abuse, and Misuse

Because the use of XTAMPZA ER exposes patients and other users to the risks of opioid addiction, abuse, and misuse, which can lead to overdose and death, assess each patient's risk prior to prescribing and reassess all patients regularly for the development of these behaviors and conditions.

Life-Threatening Respiratory Depression

Serious, life-threatening, or fatal respiratory depression may occur with use of XTAMPZA ER, especially during initiation or following a dosage increase. To reduce the risk of respiratory depression, proper dosing and titration of XTAMPZA ER are essential.

Accidental Ingestion

Accidental ingestion of even one dose of XTAMPZA ER, especially by children, can result in a fatal overdose of oxycodone.

Risks From Concomitant Use With Benzodiazepines Or Other CNS Depressants

Concomitant use of opioids with benzodiazepines or other central nervous system (CNS) depressants, including alcohol, may result in profound sedation, respiratory depression, coma, and death. Reserve concomitant prescribing of XTAMPZA ER and benzodiazepines or other CNS depressants for use in patients for whom alternative treatment options are inadequate.

Neonatal Opioid Withdrawal Syndrome (NOWS)

If opioid use is required for an extended period of time in a pregnant woman, advise the patient of the risk of NOWS, which may be life-threatening if not recognized and treated. Ensure that management by neonatology experts will be available at delivery.

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at XtampzaER.com/PI.

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Important Safety Information about XTAMPZA ER (oxycodone) extended-release capsules

XTAMPZA ER (Oxycodone) extended-release capsules

Opioid Analgesic Risk Evaluation and Mitigation Strategy (REMS)

Healthcare providers are strongly encouraged to complete a REMS-compliant education program and to counsel patients and caregivers on serious risks, safe use, and the importance of reading the Medication Guide with each prescription.

Cytochrome P450 3A4 Interaction

The concomitant use of XTAMPZA ER with all cytochrome P450 3A4 inhibitors may result in an increase in oxycodone plasma concentrations, which could increase or prolong adverse drug effects and may cause potentially fatal respiratory depression. In addition, discontinuation of a concomitantly used cytochrome P450 3A4 inducer may result in an increase in oxycodone plasma concentration. Regularly evaluate patients receiving XTAMPZA ER and any CYP3A4 inhibitor or inducer.

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at XtampzaER.com/PI.

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Important Safety Information about BELBUCA (buprenorphine buccal film)

BELBUCA (buprenorphine buccal film)

WARNING: SERIOUS AND LIFE-THREATENING RISKS FROM USE OF BELBUCA

Addiction, Abuse, and Misuse

BELBUCA exposes patients and other users to the risks of opioid addiction, abuse, and misuse, which can lead to overdose and death, assess each patient's risk prior to prescribing and reassess all patients regularly for the development of these behaviors and conditions.

Life-Threatening Respiratory Depression

Serious, life-threatening, or fatal respiratory depression may occur with use of BELBUCA, especially during initiation or following a dosage increase. To reduce the risk of respiratory depression, proper dosing and titration of BELBUCA are essential. Misuse or abuse of BELBUCA by chewing, swallowing, snorting, or injecting buprenorphine extracted from the buccal film will result in the uncontrolled delivery of buprenorphine and poses a significant risk of overdose and death.

Accidental Exposure

Accidental exposure of even one dose of BELBUCA, especially in children, can result in a fatal overdose of buprenorphine.

Risks from Concomitant Use with Benzodiazepines Or Other CNS Depressants

Concomitant use of opioids with benzodiazepines or other central nervous system (CNS) depressants, including alcohol, may result in profound sedation, respiratory depression, coma, and death. Reserve concomitant prescribing of BELBUCA and benzodiazepines or other CNS depressants for use in patients for whom alternative treatment options are inadequate.

Neonatal Opioid Withdrawal Syndrome (NOWS)

If opioid use is required for an extended period of time in a pregnant woman, advise the patient of the risk of NOWS, which may be life-threatening if not recognized and treated. Ensure that management by neonatology experts will be available at delivery.

Opioid Analgesic Risk Evaluation and Mitigation Strategy (REMS)

Healthcare providers are strongly encouraged to complete a REMS-compliant education program and to counsel patients and caregivers on serious risks, safe use, and the importance of reading the Medication Guide with each prescription.

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and Other Serious Risks at Belbuca.com/#isi-block.

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Important Safety Information about NUCYNTA ER (tapentadol) extended-release tablets

NUCYNTA ER (tapentadol) extended-release tablets

WARNING: SERIOUS AND LIFE-THREATENING RISKS FROM USE OF NUCYNTA ER

Addiction, Abuse, and Misuse

Because the use of NUCYNTA ER exposes patients and other users to the risks of opioid addiction, abuse, and misuse, which can lead to overdose and death, assess each patient's risk prior to prescribing and reassess all patients regularly for the development of these behaviors and conditions.

Life-Threatening Respiratory Depression

Serious, life-threatening, or fatal respiratory depression may occur with use of NUCYNTA ER, especially during initiation or following a dosage increase. To reduce the risk of respiratory depression, proper dosing and titration of NUCYNTA ER are essential. Instruct patients to swallow NUCYNTA ER tablets whole; crushing, chewing, or dissolving NUCYNTA ER tablets can cause rapid release and absorption of a potentially fatal dose of tapentadol.

Accidental Ingestion

Accidental ingestion of even one dose of NUCYNTA ER, especially by children, can result in a fatal overdose of tapentadol.

Interaction with Alcohol

Instruct patients not to consume alcoholic beverages or use prescription or nonprescription products that contain alcohol while taking NUCYNTA ER. The co-ingestion of alcohol with NUCYNTA ER may result in increased plasma tapentadol levels and a potentially fatal overdose of tapentadol.

Risks From Concomitant Use With Benzodiazepines Or Other CNS Depressants

Concomitant use of opioids with benzodiazepines or other central nervous system (CNS) depressants, including alcohol, may result in profound sedation, respiratory depression, coma, and death. Reserve concomitant prescribing of NUCYNTA ER and benzodiazepines or other CNS depressants for use in patients for whom alternative treatment options are inadequate.

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at Nucynta.com/erPI.

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34 Important Safety Information about NUCYNTA ER (tapentadol) extended - release tablets Neonatal Opioid Withdrawal Syndrome If opioid use is required for an extended period of time in a pregnant woman, advise the patient of the risk of NOWS, which m ay be life - threatening if not recognized and treated. Ensure that management by neonatology experts will be available at delivery. Opioid Analgesic Risk Evaluation and Mitigation Strategy (REMS) Healthcare providers are strongly encouraged to complete a REMS - compliant education program and to counsel patients and caregive rs on serious risks, safe use, and the importance of reading the Medication Guide with each prescription. See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at Nucynta.com/erPI . NUCYNTA ER (tapentadol) extended - release tablets

Important Safety Information about NUCYNTA (Tapentadol) tablets

NUCYNTA (tapentadol) tablets

WARNING: SERIOUS AND LIFE-THREATENING RISKS FROM USE OF NUCYNTA TABLETS

Addiction, Abuse, and Misuse

Because the use of NUCYNTA tablets exposes patients and other users to the risks of opioid addiction, abuse, and misuse, which can lead to overdose and death, assess each patient's risk prior to prescribing and reassess all patients regularly for the development of these behaviors and conditions.

Life-Threatening Respiratory Depression

Serious, life-threatening, or fatal respiratory depression may occur with use of NUCYNTA tablets, especially during initiation or following a dosage increase. To reduce the risk of respiratory depression, proper dosing and titration of NUCYNTA tablets are essential.

Accidental Ingestion

Accidental ingestion of even one dose of NUCYNTA tablets, especially by children, can result in a fatal overdose of tapentadol.

Risks From Concomitant Use With Benzodiazepines Or Other CNS Depressants

Concomitant use of opioids with benzodiazepines or other central nervous system (CNS) depressants, including alcohol, may result in profound sedation, respiratory depression, coma, and death. Reserve concomitant prescribing of NUCYNTA tablets and benzodiazepines or other CNS depressants for use in patients for whom alternative treatment options are inadequate.

Neonatal Opioid Withdrawal Syndrome (NOWS)

If opioid use is required for an extended period of time in a pregnant woman, advise the patient of the risk of NOWS, which may be life-threatening if not recognized and treated. Ensure that management by neonatology experts will be available at delivery.

Opioid Analgesic Risk Evaluation and Mitigation Strategy (REMS)

Healthcare providers are strongly encouraged to complete a REMS-compliant education program and to counsel patients and caregivers on serious risks, safe use, and the importance of reading the Medication Guide with each prescription.

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse and other serious risks at Nucynta.com/irPI.

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Important Safety Information about SYMPROIC (naldemedine) tablets

SYMPROIC
(naldemedine) tablets

SYMPROIC may cause serious side effects, including:

- Tear in your stomach or intestinal wall (perforation). Stomach pain that is severe can be a sign of a serious medical condition. If you get stomach pain that does not go away, stop taking SYMPROIC and get emergency medical help right away
- Opioid withdrawal. You may have symptoms of opioid withdrawal during treatment with SYMPROIC including sweating, chills, tearing, warm or hot feeling to your face (flush), sneezing, fever, feeling cold, abdominal pain, diarrhea, nausea, and vomiting. Tell your healthcare provider if you have any of these symptoms

Do not take SYMPROIC if you:

- Have a bowel blockage (intestinal obstruction) or have a history of bowel blockage
- Are allergic to SYMPROIC or any of the ingredients in SYMPROIC. See the Medication Guide for a complete list of ingredients in SYMPROIC. Tell your healthcare provider or pharmacist before you start or stop any medicines during treatment with SYMPROIC

Before you take SYMPROIC, tell your healthcare provider about all of your medical conditions, including if you:

- Have any stomach or bowel (intestines) problems, including stomach ulcer, Crohn's disease, diverticulitis, cancer of the stomach or bowel, or Ogilvie's syndrome
- Have liver problems
- Are pregnant or plan to become pregnant. Taking SYMPROIC during pregnancy may cause opioid withdrawal symptoms in your unborn baby. Tell your healthcare provider right away if you become pregnant during treatment with SYMPROIC
- Are breastfeeding or plan to breastfeed. It is not known if SYMPROIC passes into your breast milk. You should not breastfeed during treatment with SYMPROIC and for 3 days after your last dose. Taking SYMPROIC while you are breastfeeding may cause opioid withdrawal symptoms in your baby. You and your healthcare provider should decide if you will take SYMPROIC or breastfeed. You should not do both
- The most common side effects of SYMPROIC include stomach (abdomen) pain, diarrhea, nausea and vomiting (gastroenteritis)
- Tell your healthcare provider if you have any side effect that bothers you or that does not go away. These are not all the possible side effects of SYMPROIC. Call your doctor for medical advice about side effects. You may report side effects to FDA at 1-800-FDA-1088

See full prescribing Information and other serious risks at Symproic.com/#isi.

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Important Safety Information about SYMPROIC (naldemedine) tablets

SYMPROIC (naldemedine) tablets

INDICATIONS AND USAGE

SYMPROIC is indicated for the treatment of opioid-induced constipation (OIC) in adult patients with chronic non-cancer pain, including patients with chronic pain related to prior cancer or its treatment who do not require frequent (e.g., weekly) opioid dosage escalation.

CONTRAINDICATIONS

SYMPROIC is contraindicated in:

- Patients with known or suspected gastrointestinal obstruction and patients at increased risk of recurrent obstruction, due to the potential for gastrointestinal perforation
- Patients with a history of a hypersensitivity reaction to Naldemedine. Reactions have included bronchospasm and rash

WARNINGS AND PRECAUTIONS

Gastrointestinal Perforation: Cases of gastrointestinal perforation have been reported with use of another peripherally acting opioid antagonist in patients with conditions that may be associated with localized or diffuse reduction of structural integrity in the wall of the gastrointestinal tract (e.g., peptic ulcer disease, Ogilvie's syndrome, diverticular disease, infiltrative gastrointestinal tract malignancies, or peritoneal metastases). Take into account the overall risk-benefit profile when using SYMPROIC in patients with these conditions or other conditions which might result in impaired integrity of the gastrointestinal tract wall (e.g., Crohn's disease). Monitor for the development of severe, persistent, or worsening abdominal pain; discontinue SYMPROIC in patients who develop this symptom.

Opioid Withdrawal: Clusters of symptoms consistent with opioid withdrawal, including hyperhidrosis, chills, increased lacrimation, hot flush/flushing, pyrexia, sneezing, feeling cold, abdominal pain, diarrhea, nausea, and vomiting have occurred in patients treated with SYMPROIC. Patients having disruptions to the blood-brain barrier may be at increased risk for opioid withdrawal or reduced analgesia. Take into account the overall risk-benefit profile and monitor for symptoms of opioid withdrawal when using SYMPROIC in such patients.

ADVERSE REACTIONS

- The most common adverse reactions with SYMPROIC compared to placebo in two pooled 12-week studies were: abdominal pain (8% vs 2%), diarrhea (7% vs 2%), nausea (4% vs 2%), and gastroenteritis (2% vs 1%).
- The incidence of adverse reactions of opioid withdrawal in two pooled 12-week studies was 1% (8/542) for SYMPROIC and 1% (3/546) for placebo. In a 52-week study, the incidence was 3% (20/621) for SYMPROIC and 1% (9/619) for placebo.

OVERDOSAGE

Single doses of Naldemedine up to 100 mg (500 times the recommended dose) and multiple doses of up to 30 mg (150 times the recommended dose) for 10 days have been administered to healthy subjects in clinical studies. Dose-dependent increases in gastrointestinal-related adverse reactions, including abdominal pain, diarrhea, and nausea, were observed. Single doses of Naldemedine up to 3 mg (15 times the recommended dose) and multiple doses of 0.4 mg (twice the recommended dose) for 28 days have been administered to patients with OIC in clinical studies. Dose dependent increases in gastrointestinal-related adverse reactions, including abdominal pain, diarrhea, nausea, and vomiting, were observed. Also, chills, hyperhidrosis, and dizziness were reported more frequently at 1 and 3 mg doses and hyperhidrosis at the 0.4 mg dose. No antidote for Naldemedine is known. Hemodialysis is not an effective means to remove Naldemedine from the blood.

See full prescribing Information and other serious risks at Symproic.com/#isi.

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38 Important Safety Information about SYMPROIC ( naldemedine ) tablets USE IN SPECIFIC POPULATIONS Pregnancy : There are no available data with Naldemedine in pregnant women to inform a drug - associated risk of major birth defects and miscarriage . There is a potential for opioid withdrawal in a fetus when SYMPROIC is used in pregnant women . SYMPROIC should be used during pregnancy only if the potential benefit justifies the potential risk . Fetal/Neonatal Adverse Reactions Naldemedine crosses the placenta and may precipitate opioid withdrawal in a fetus due to the immature fetal blood - brain barrier. Lactation There is no information regarding the presence of Naldemedine in human milk, the effects on the breastfed infant, or the effects on milk production . Because of the potential for serious adverse reactions, including opioid withdrawal in breastfed infants, a decision should be made to discontinue breastfeeding or discontinue the drug, taking into account the importance of the drug to the mother . If drug is discontinued in order to minimize drug exposure to a breastfed infant, advise women that breastfeeding may be resumed 3 days after the final dose of SYMPROIC . Pediatric Use The safety and effectiveness of SYMPROIC have not been established in pediatric patients . Geriatric Use Of the 1163 patients exposed to SYMPROIC in clinical studies, 183 ( 16% ) were 65 years of age and over, while 37 ( 3% ) were 75 years and over . No overall differences in safety or effectiveness between these and younger patients were observed, but greater sensitivity of some older individuals cannot be ruled out . In a population pharmacokinetic analysis, no age - related alterations in the pharmacokinetics of Naldemedine were observed . Hepatic Impairment The effect of severe hepatic impairment (Child - Pugh Class C) on the pharmacokinetics of Naldemedine has not been evaluated . Avoid use of SYMPROIC in patients with severe hepatic impairment . No dose adjustment of SYMPROIC is required in patients with mild or moderate hepatic impairment . See full prescribing Information and other s erious risks at Symproic.com/#isi . SYMPROIC ( naldemedine ) tablets

Non - GAAP Reconciliations

40 Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA (in thousands , unaudited) GAAP net income (loss) $ 9,335 $ 20,634 $ 48,155 $ (25,002) $ 71,517 Adjustments: Interest expense 18,394 20,768 83,339 63,213 21,014 Interest income (3,280) (4,538) (15,615) (1,047) (12) Loss on extinguishment of debt 4,145 — 23,504 — — Provision for (benefit from) income taxes 6,245 8,149 27,578 (3,845) (74,891) Depreciation 946 835 3,496 2,684 1,736 Amortization 40,801 36,317 145,760 131,469 67,181 Impairment expense — — — 4,786 — Stock-based compensation 7,317 7,027 27,136 22,874 24,255 Restructuring — — — — 4,578 Litigation settlements — — 8,500 — 2,935 Recognition of step-up basis in inventory 1,301 198 15,116 39,584 — Acquisition related expenses 19,886 — — 31,297 — Total adjustments $ 95,755 $ 68,756 $ 318,814 $ 291,015 $ 46,796 Adjusted EBITDA $ 105,090 $ 89,390 $ 366,969 $ 266,013 $ 118,313 2024 2022 20212023 Years Ended December 31, 2023 Three Months Ended September 30,

41 Reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses (in thousands, unaudited) GAAP operating expenses $ 61,955 $ 35,298 $ 159,208 $ 176,169 $ 132,989 Adjustments: Stock-based compensation 7,317 7,027 27,136 22,874 24,255 Restructuring — — — — 4,578 Litigation settlements — — 8,500 — 2,935 Acquisition related expenses 19,886 — — 31,297 — Total adjustments $ 27,203 $ 7,027 $ 35,636 $ 54,171 $ 31,768 Adjusted operating expenses $ 34,752 $ 28,271 $ 123,572 $ 121,998 $ 101,221 2022 20212023 Years Ended December 31, 2024 2023 Three Months Ended September 30,